UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 28, 2024
Date of Report (Date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)
California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Apple Park Way
Cupertino, California 95014
(Address of principal executive offices) (Zip Code)

(408) 996-1010
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AAPL	The Nasdaq Stock Market LLC
0.000% Notes due 2025	—	The Nasdaq Stock Market LLC
0.875% Notes due 2025	—	The Nasdaq Stock Market LLC
1.625% Notes due 2026	—	The Nasdaq Stock Market LLC
2.000% Notes due 2027	—	The Nasdaq Stock Market LLC
1.375% Notes due 2029	—	The Nasdaq Stock Market LLC
3.050% Notes due 2029	—	The Nasdaq Stock Market LLC
0.500% Notes due 2031	—	The Nasdaq Stock Market LLC
3.600% Notes due 2042	—	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Apple Inc. (“Apple”) was held on February 28, 2024. At the Annual Meeting, Apple’s shareholders voted on the following eight proposals and cast their votes as described below.

1.	The individuals listed below were elected at the Annual Meeting to serve as directors of Apple until the next annual meeting of shareholders and until their successors are duly elected and qualified:

	For	Against	Abstained	Broker Non-Vote
Wanda Austin	9,071,238,739	41,808,115	20,441,053	3,275,055,901
Tim Cook	8,981,334,503	138,150,021	14,003,383	3,275,055,901
Alex Gorsky	8,952,997,553	160,822,837	19,667,517	3,275,055,901
Andrea Jung	8,629,655,897	484,800,970	19,031,040	3,275,055,901
Art Levinson	8,552,669,663	561,437,085	19,381,159	3,275,055,901
Monica Lozano	9,039,170,194	74,381,943	19,935,770	3,275,055,901
Ron Sugar	8,787,482,632	325,339,831	20,665,444	3,275,055,901
Sue Wagner	8,957,887,476	155,887,705	19,712,726	3,275,055,901

2.	A management proposal to ratify the appointment of Ernst & Young LLP as Apple’s independent registered public accounting firm for fiscal year 2024 was approved.

For	Against	Abstained
12,211,115,276	164,034,315	33,394,217

3.	An advisory resolution to approve executive compensation was approved.

For	Against	Abstained	Broker Non-Vote
8,385,653,963	702,309,882	45,524,062	3,275,055,901

4.	A shareholder proposal entitled “EEO Policy Risk Report” was not approved.

For	Against	Abstained	Broker Non-Vote
116,754,721	8,911,884,765	104,848,421	3,275,055,901

5.	A shareholder proposal entitled “Report on Ensuring Respect for Civil Liberties” was not approved.

For	Against	Abstained	Broker Non-Vote
164,816,396	8,853,955,511	114,716,000	3,275,055,901

6.	A shareholder proposal entitled “Racial and Gender Pay Gaps” was not approved.

For	Against	Abstained	Broker Non-Vote
2,817,465,452	6,248,518,245	67,504,210	3,275,055,901

7.	A shareholder proposal requesting a report on the use of AI was not approved.

For	Against	Abstained	Broker Non-Vote
3,333,209,334	5,549,219,868	251,058,705	3,275,055,901

8.	A shareholder proposal entitled “Congruency Report on Privacy and Human Rights” was not approved.

For	Against	Abstained	Broker Non-Vote
147,994,563	8,879,045,656	106,447,688	3,275,055,901

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 28, 2024	Apple Inc.

		By:	/s/ Katherine Adams
Katherine Adams
Senior Vice President, General Counsel and Secretary